UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2005
DIRECTED ELECTRONICS, INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	000-51664	65-0964171

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Viper Way
Vista, California 92081

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (760) 598-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          As described in Item 2.03, as of December 15, 2005 we entered into an amendment to our senior credit facility. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On December 15, 2005, our wholly owned subsidiary, DEI Sales, Inc. (“DEI Sales”), entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with the Guarantors listed on the signature pages thereto; the Lenders named therein; and Wachovia Bank, National Association, as Administrative Agent for the Lenders. Capitalized terms not otherwise defined herein will have the meanings set forth in the Fourth Amendment.
          The Fourth Amendment amended our senior credit agreement to allow us to (1) issue shares of our common stock in an initial public offering; (2) hold 100% of the capital stock of DEI International, Inc.; and (3) hold 100% of the capital stock of DEI Headquarters, Inc.;
          Under the Fourth Amendment, the Lenders waived the mandatory prepayment required under our credit agreement in connection with our initial public offering based on our agreement to prepay our Subordinated Notes in full with the proceeds of the initial public offering. In addition, the Lenders consented to (1) the waiver of certain provisions in our credit agreement relating to our initial public offering; (2) the termination of our existing management agreement with Trivest Partners, L.P. and the replacement thereof with a new advisory agreement with Trivest Partners, L.P.; (3) the payment to Trivest Partners, L.P. of a $3,500,000 fee in connection with the termination of the management agreement; and (4) the termination of sale bonus agreements with certain of our executives and our associate equity gain program and to certain payments in connection with such termination.
          Pursuant to the Fourth Amendment, the Lenders also agreed to certain modifications to the terms of our credit agreement, including, but not limited to, reducing the Applicable Percentage with respect to the Loans, Letter of Credit Fee and Commitment Fee, replacing the existing Term Loan with a new Term Loan, and eliminating the Consolidated Senior Leverage Ratio financial covenant.
          The Fourth Amendment is attached hereto as Exhibit 10.24.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description
10.24	Fourth Amendment to Credit Agreement, dated December 15, 2005, by and between DEI Sales, Inc.; the Guarantors listed on the signature pages thereto; the Lenders named therein; and Wachovia Bank, National Association, as Administrative Agent for the Lenders

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 21, 2005

DIRECTED ELECTRONICS, INC.
By:	/s/ John D. Morberg
John D. Morberg
Vice President - Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number
10.24	Fourth Amendment to Credit Agreement, dated December 15, 2005, by and between DEI Sales, Inc.; the Guarantors listed on the signature pages thereto; the Lenders named therein; and Wachovia Bank, National Association, as Administrative Agent for the Lenders

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